                            THIRD AMENDMENT TO LEASE


         THIS THIRD AMENDMENT TO LEASE (this "Amendment") is made as of the 20th day of December, 2000, by and between:

                  WARREN HI-TECH CENTER, L.P.
                  having an address
                  c/o Berger and Bornstein
                  237 South Street
                  Morristown, New Jersey 07962,
                  (hereinafter referred to as "Landlord") and

                  ANAD1GICS, INC.
                  a corporation of the State of Delaware having an address at 35 Technology Drive Warren, New Jersey 07059 (hereinafter referred to as "Tenant")


                                    WITNESSETH:

         WHEREAS, Landlord's predecessor in interest and Tenant entered into a Lease dated as of the 26th day of April, 1996 (the "Original Lease"), which original Lease was amended by a First Amendment to Lease dated November 20, 1996 (the "First Amendment") and by a Second Amendment to Lease dated September 8, 1997 (the "Second Amendment"); and

         WHEREAS, the Original Lease, as amended by the First Amendment and the Second Amendment, is hereinafter referred to as the "Lease" (all capitalized terms used herein, unless otherwise provided herein, shall have the respective meanings ascribed to said terms in the Lease); and

         WHEREAS, Landlord and Tenant have agreed to modify the Lease in accordance with the terms of this Third Amendment to Lease.

                     NOW, THEREFORE, Landlord and Tenant agree as follows:

         1. Demised Premises. Landlord intends to construct an approximately 60,000 square foot building on the Property as shown on Exhibit A hereto (the "New Building").

         The New Building is hereby designated an the "Part B Premises" in the Lease and the former "Part B Premises" shown on Exhibit A to the Second Amendment is eliminated and replaced with the Exhibit A attached to this Amendment.

         2. Part B Premises:

                  (a) Paragraph 2(b) of the Second Amendment is hereby deleted in its entirety.

                  (b) As of the date (the "Phase I Part B Commencement Date") Tenant receives written notice from Landlord that Landlord has substantially completed the improvements to the Part B Premises as set forth as items 1 through 5 on Exhibit B hereto ("Landlord's Part B Work"):

                  (i) the term Demised Premises under the Lease shall be deemed to include the first floor of the Part B Premises containing approximately 36,000 square feet of space (the "Phase I Part B Premises"); and

                  (ii) fixed annual rental for the Demised Premises shall be paid in accordance with Paragraph 3(b) of this Amendment.

         Landlord's Part B Work shall be deemed substantially complete upon the date that Landlord's Part B Work has been performed to the extent that any incomplete Landlord's Part B Work does not interfere with Tenant's ability to obtain a Certificate of Occupancy for the Part B Premises, as it is Tenant's responsibility to obtain the Certificate of Occupancy for the Part B Premises. Landlord shall target December 31, 2001, as the date Landlord's Work is to be substantially completed. Any remaining work of Landlord shall be deemed "punch list" items. Tenant shall provide Landlord with a list of such items no later than thirty (30) days from the Part B Commencement Date. Landlord shall complete any such work which shall be Landlord's Part B Work within thirty (30) days of the receipt of said list, weather permitting.

         Notwithstanding the foregoing, in the event that Tenant cannot obtain a Certificate of Occupancy for the Phase I Part B Premises solely as a result of Landlord's (1) failure to perform Landlord's Work in accordance with the terms of this Amendment or (2) failure to comply with governmental requirements which are the responsibility of Landlord, then Tenant's obligation to pay fixed annual rent for the Phase I Part B Premises shall be stayed from the date of Landlord's receipt from Tenant of written notice setting forth Landlord's failure to perform Landlord's work or Landlord's failure to comply with such governmental requirements, as applicable, through the date Landlord performs such unperformed Landlord's Work or the date Landlord complies with such governmental requirements, as applicable.

         (c) As of the date (the "Phase 11 Part B Commencement Date") that is the earlier to occur of (i) one and one-half (l 1/2) years after the Phase I Part B Commencement Date or (ii) the date Landlord receives written notice from Tenant that Tenant intends to occupy all or a portion of the approximately 10,000 square foot portion of the second floor of the Part B Premises shown on Exhibit A as the "Phase 11 Part B Premises".

         (i) The term Demised Premises under the Lease shall be deemed to include the Phase 11 Part B Premises; and

         (ii) Fixed annual rental for the Demised Premises shall be paid in accordance with paragraph 3 (c) of this Amendment.

         Notwithstanding the foregoing, in the event that Tenant cannot obtain a Certificate of Occupancy for the Phase 11 Part B Premises solely as a result of Landlord's (1) failure to perform Landlord's Work in accordance with the terms of this Amendment or (2) failure to comply with governmental requirements which are the responsibility of Landlord, then Tenant's obligation to pay fixed annual rent for the Phase 11 Part B Premises shall be stayed from the date of Landlord's receipt from Tenant of written notice setting forth Landlord's failure to perform Landlord's work or Landlord's failure to comply with such governmental requirements, as applicable, through the date Landlord performs such unperformed Landlord's Work or the date Landlord complies with such governmental requirements, as applicable.

         (d) As of the date (the "Phase III Part B Commencement Date") that is the earlier to occur of (i) one (1) year after the Phase 11 Part B Commencement Date or (ii) the date Landlord receives written notice from Tenant that Tenant intends to occupy all or a portion of the approximately 14,000 square foot portion of the second floor of the Part B Premises shown on Exhibit A as the "Phase III Part B Premises";

         (i) The term Demised Premises under the Lease shall be deemed to include the Phase III Part B Premises; and

         (ii) Fixed annual rental for the Demised Premises shall be paid in accordance with paragraph 3(d) of this Amendment.

         Notwithstanding the foregoing, in the event that Tenant cannot obtain a Certificate of Occupancy for the Phase III Part B Premises solely as a result of Landlord's (1) failure to perform Landlord's Work in accordance with the terms of this Amendment or (2) failure to comply with governmental requirements which are the responsibility or Landlord, then Tenant's obligation to pay fixed annual rent for the Phase III Part B Premises shall be stayed from the date of Landlord's receipt from Tenant of written notice setting forth Landlord's failure to perform Landlord's work or Landlord's failure to comply with such governmental requirements, as applicable, through the date Landlord performs such unperformed Landlord's Work on the date Landlord complies with such governmental requirements, as applicable.

         (e) In the event Tenant shall occupy the Phase II Part B Premises or the Phase III Part B Premises prior to the Phase 11 Part B Commencement Date or the Phase III Part B Commencement Date, as applicable, without first giving Landlord written notice pursuant to paragraph 2(c) or 2(d) above, as applicable, Tenant shall be liable for double the fixed annual rental plus Operating Costs provided for in paragraph 3 (d) of this Amendment attributable to the Phase 11 Part B Premises, or the Phase III Part B premises, as applicable, from the first day of such occupation through the date that Tenant would have otherwise been obligated to pay fixed annual rental for the Phase 11 Part B Premises or the Phase III Part B Premises, as applicable. Notwithstanding the foregoing, Tenant shall not be obligated to pay double rent as provided in the immediately preceding sentence in the event Tenant completely vacates the applicable premises within thirty (30) days after Tenant's receipt of written notice from Landlord demanding that Tenant vacate such premises. Under no circumstances, however, shall Tenant be entitled to more than one (1) such notice throughout the term of the Lease and after one (1) notice is given, subsequent violations shall result in the double rent provision being automatically imposed upon Tenant.

         3. Rent.


                  (a) Prior to the Phase I Part B Commencement Date, Tenant shall continue to pay fixed annual rental during the Initial Term as follows:

                                          Fixed                     Monthly
             Lease Year                 Annual Rental           Installment

             Through
             December 31, 2001          $1,124,616.50           $ 93,718.04

             January 1, 2002
                    through
             March 31, 2002             $1,255,616.50           $104,634.70

             April 1, 2002
                    through
             June 30, 2004              $1,273,166.50           $106,097.20

             July 1, 2004
                    through
             September 30, 2004         $1,404,166.50           $117,013.87

             October 1, 2004
                    through
             December 31, 2006          $1,421,716.50           $118,476.37

             January 1, 2007
                    through
             March 31, 2007             $1,683,716.50           $140,309.70

             April 1, 2007
                    through
             June 30, 2009              $1,704,250.00           $142,020.83

             July 1, 2009
                    through

              September 30, 2009        $1,835,250.00             $152,937.50

              October 1, 2009
                    through
              December 31, 2011         $1,858,591.15             $154,882.62

              January 1, 2012
                    through
              March 31, 2012            $1,989,591.50             $165,799.29

              April 1, 2012
                    through
              June 30, 2014             $2,007,141.50             $167,261.79

              July 1, 2014
                    through
              September 30, 2014        $2,138,141.50             $178,178.45

              October 1, 2014
                    through
              December 31, 2016         $2,155,691.50             $179,640.96


                  (b) From and after the Phase I Part B Commencement Date, Tenant shall pay to Landlord during the Initial Term of the Lease a fixed annual rental pursuant to the following schedule:

                                          Fixed                     Monthly
              Lease year                 Annual Rental           Installment

              From Phase I Part B
              Commencement Date
                    through              1,541,721.41               128,476.78
              December 31, 2001

              January 1, 2002
                    through              1,681,496.41               140,124.70
              March 31, 2002

              April 1, 2002
                    through              1,717,501.41               143,124.70
              June 30, 2004

              July 1, 2004
                    through              1,866,046.41               155,503.87
              September 20, 2004

              October 1, 2004
                    through              1,919,596.41               159,966.37
              December 31, 2006

              January 1, 2007
                    through              2,181,596.41               181,799.70
              March 31, 2007

              April 1, 2007
                    through              2,244,250.00               187,020.83
              June 30, 2009

              July 1, 2009
                    through              2,375,250.00               197,937.50
              September 30, 2009

              October 1, 2009
              through                     2,446,471.01              203,872.58
              December 31, 2011

              January 1, 2012
                    through               2,577,471.46              214,789.29
              March 31, 2012

              April 1, 2012
                    through               2,631,021.41              219,251.78
              June 30, 2014

              July 1, 2014
                    through               2,762,021.41              230,168.45
              September 30, 2014

              October 1, 2014
                    through               2,815,571.41              234,630.95
              December 31, 2016

                  (c) From and after the Phase 11 Part B Commencement Date, Tenant shall pay to Landlord during the Initial Term of the Lease a fixed annual rental pursuant to the following schedule:

                                                Fixed                 Monthly
              Lease Year                   Annual Rental            Installment

              From Phase II Part B
              Commencement Date
                     through               1,660,021.41            138,335.12
              December 31, 2001

              January 1, 2002
                     through               1,799,796.41            149,983.03
              March 31, 2002

              April 1, 2002
                     through               1,845,801.41            153,816.37
              June 30, 2004

              July 1, 2004
                     through               1,994,346.41            166,195.53
              September 30, 2004

              October 1, 2004
                     through               2,057,896.41            171,491.37
              December 31, 2006

              January 1, 2007
                     through               2,319,896.41            193,324.70
              March 31, 2007

              April 1, 2007
                     through               2,394,250.00            199,520.83
              June 30, 2009

              July 1, 2009
                     through               2,525,250.00            210,437.50
              September 30, 2009

              October 1, 2009
                     through               2,609,771.01            217,480.96
              December 31, 2011

              January 1, 2012
                     through             2,740,771.46              228,397.62
              March 31, 2012

              April 1, 2012
                     through             2,804,321.41              233,693.45
              June 30, 2014

              July 1, 2014
                     through             2,935,321.41              244,610.12
              September 30, 2014

              October 1, 2014
                     through             2,998,871.41              249,905.95
              December 31, 2016

                  (d) From and after the Phase III Part B Commencement Date, Tenant shall pay to Landlord during the Initial Term of the Lease a fixed annual rental pursuant to the following schedule:

                                           Fixed                        Monthly
              Lease Year                   Annual Rental            Installment

              From  Phase III Part B
              Commencement Data
                    through                1,825,641.41             152,136.78
              December 31, 2001

              January 1, 2002
                    through                1,965,416.41             163,784.70
              March 31, 2002

              April 1, 2002
                    through                2,025,421.41             168,784.70
              June  30, 2004

              July  1, 2004
                    through                2,173,966.41             181,163.87
              September 30, 2004

              October 1, 2004
                    through                2,251,516.41             187,126.37
              December 31, 2006

              January 1, 2007
                    through                2,513,516.41             209,459.71
              March 31, 2007

              April 1, 2007
                    through                2,604,250.00             217,020.83
              June  30, 2009

              July  1, 2009
                    through                2,735,250.00             227,937.50
              September 30, 2009

              October 1, 2009
                    through                2,838,391.01             236,532.62
              December 31, 2011

              January 1, 2012
                    through                2,969,391.46             247,449.29
              March 31, 2012

              April 1, 2012
                     through              3,046,941.41              253,911.78
              June 30, 2014

              July 1, 2014
                     through              3,177,941.41              264,828.45
              September 30, 2014

              October 1, 2014
                     through              3,255,491.41              271,290.95
              December 31, 2016

                  4. Proportionate Share

                  Landlord and Tenant agree and confirm that, as of January 1, 2001, Tenant shall pay 100% of Operating Costs.

                  5. Roof Work. (a) Tenant desires to install, at Tenant's cost and expense, on the roof of the Building certain equipment(the "Roof Equipment") more particularly shown on the drawings referred to on Exhibit C (the "Engineering Plans") and located as shown on the Architectural Plans (as hereinafter defined). Landlord hereby approves Tenant's installation of the Roof Equipment subject to Tenant obtaining all applicable governmental approvals and permits in connection with said installation and further subject to Tenant's compliance with the provisions of this paragraph. In consideration of Landlord's consent to the installation of the Roof Equipment, Tenant has agreed to modify the Building (the "Improvements") in accordance with the architectural plans attached hereto as Exhibit D or any modification agreed to by Landlord's architect (the "Architectural Plans"). Tenant's right to install the Roof Equipment is expressly subject to Tenant's completion of the Improvements, at Tenant's cost and expense. It shall be Tenant's responsibility to obtain all applicable governmental approvals of the Architectural Plans. Landlord will not unreasonably withhold its consent to any modifications to the Architectural Plans if said modifications are required by any governmental authority and provided that said modifications are approved by Landlord's architect which approval shall not be unreasonably withheld, conditioned or delayed. Tenant's installa- tion of the Roof Equipment and construction of the Improvements (collectively, the "Roof Work") shall be completed in full satisfaction of the conditions set forth in paragraph 11 (c) of the Lease. Landlord shall arrange for Landlord's architect to attend municipal approval meetings and prepare reasonably required presentation materials, at no cost to Tenant, related to the Architectural Plans.

         (b) In the event that Tenant is unable to obtain required governmental approvals for the performance of the Roof Work solely as a result of Landlord's failure to comply with the requirements under Landlord's site plan approvals, Tenant shall, within ten (10) days of becoming aware of such unsatisfied or open requirement, notify Landlord in writing ("Tenant's Condition Notice") specifying the unsatisfied or open requirements and shall provide Landlord with copies of all correspondence or other materials received by Tenant in connection with said unsatisfied or open requirements.

         Landlord shall within seven (7) business days of receipt of Tenant's Condition Notice notify to Tenant in writing ("Landlord's Notice")as to whether it shall satisfy the conditions or contest the validity or imposition of the Conditions. If Landlord does not send Landlord's Notice Landlord shall be deemed to be contesting the validity of the condition. If Landlord notifies Tenant that Landlord intends to satisfy the requirements, Landlord shall so satisfy the open requirement within thirty (30) days after Landlord's receipt of Tenant's Condition Notice, as weather permits. In the event Landlord does not satisfy the requirement within (30) days of receipt of Tenant's condition Notice, then in such event, Tenant shall have the right to complete the work required to satisfy the open conditions. If Tenant elects to so complete the work, Tenant must send written notice (the "Work Election Notice") to Landlord of its election to complete the work on or before the date which is forty-five (45) days after Landlord's receipt of Tenant's Condition Notice, time being of the essence, otherwise Tenant waive its right to perform the work. Upon delivery of the Work Election Notice, the work shall no longer be deemed Landlord's responsibility.

         In the event Landlord elected in Landlord's Notice to perform the work to satisfy the conditions and failed to so satisfy the conditions within thirty
(30) days after its receipt of Tenant's Condition Notice and Tenant then completes the work to satisfy the condition, then Landlord shall reimburse Tenant for the reasonable cost of the work performed within thirty (30) days of Landlord's receipt of a notice from Tenant which details the work performed, the cost of the work paid for by Tenant (together with the receipts and invoices) and proof that the open condition(s) to which the work related have been satisfied ("Tenant's Work and Cost Notice"). In the event Landlord shall fail to reimburse Tenant within said thirty (30) day period Tenant may obtain reimbursement of said reasonable costs by deducting said sum from the fixed rent next becoming due under the Lease.

         In the event Landlord elected in Landlord's Notice to contest the applicability or validity of the condition and Landlord does not clearly establish that the requirements were otherwise satisfied or waived within thirty
(30) days of Landlord's receipt of Tenant's Condition Notice, then, in such event, Tenant shall have the right to complete the work allegedly required to satisfy the open condition. If Tenant elects to so complete the work, Tenant must send to Landlord a Work Election Notice on or before the date which is forty-five (45) days after Landlord's receipt of Tenant's Condition Notice, time being of the essence, otherwise Tenant waives its right to perform the work. Upon delivery of the Work Election Notice, the work shall no longer be deemed Landlord's responsibility. If Landlord elects to contest in Landlord's Notice, Landlord shall promptly bring a lawsuit and shall diligently and with continuity prosecute the lawsuit in order to contest the applicability or validity of the condition. In the event a court of competent jurisdiction rules, that the alleged condition was valid and applicable, Landlord shall within thirty (30) days after such determination, reimburse Tenant for the reasonable cost of the work performed by Tenant to satisfy the condition. In the event

         Landlord shall fail to reimburse Tenant within said thirty (30) day period, Tenant may obtain reimbursement of said reasonable costs by deducting said sum from fixed rent next becoming due under the Lease.

         If Landlord contests the reasonableness of the amounts paid by Tenant, in any of the above cases, Landlord shall be obligated to reimburse Tenant (as provided above) only for the uncontested amount. The balance shall be reimbursed by Landlord to Tenant only upon the order of a Court of competent jurisdiction.

         Landlord agrees that site plan conditions which have been previously bonded by Landlord (provided said bonds have not been released) are conditions for which Landlord acknowledges responsibility.

         This paragraph 5(b) shall be of no force or effect upon Tenant's receipt of a building permit for the Roof Work. Tenant will diligently pursue planning board approval and building permit issuance for the Roof Work.

                  6. Third-Amendment Payment. No later than December 21, 2000, Tenant shall pay to Landlord, by federal funds wire transfer, the sum of $1,000,000.00 which sum shall be applied as follows:

         (i) $250,000.00 (the "Part B Security") shall be paid to Landlord as additional security deposit for Tenant's obligations under the Lease, which Part B Security shall be returned to Tenant, without interest, after the expiration of the term of the Lease provided Tenant shall have complied with all of its obligations under the Lease;

         (ii) $250,000.00 (the "Phase I Rent") shall be applied to fixed annual rent (coming due after the Phase I Part B Commencement Date) as follows; $36,000.00 shall be deducted from the first six monthly fixed rental payments following the Phase I Part B Commencement Date and $34,000.00 shall be deducted from the seventh monthly fixed rental payment following the Phase I Part B Commencement Date;

         (iii) $500,000-00 (the "Roof Security") shall be paid to Landlord as additional security deposit for Tenant's obligations under the Lease (which $500,000.00 shall be in addition to the Part B Security and any other security paid to Landlord under the Lease). Provided Tenant fully and timely complies with all of its obligations under the Lease, (a) $250,000.00 of the Roof Security shall he returned to Tenant, without interest, (1) upon Landlord's receipt of written approval from Landlord's architect that the Improvements have been completed in accordance with the Architectural Plans, which approval shall not be unreasonably withheld, delayed or conditioned and upon Landlord's receipt of written approval from Tenant's engineer that the Roof Equipment has been installed in conformance with the Engineering Plans and the Architectural Plans and (2) upon completion of the Roof Work in accordance with applicable site plan approvals (without bonding) and (b) the $250,000.00 balance of the Roof security shall be returned to Tenant, without interest, upon Tenant's removal of all Roof Equipment and Tenant's restoration of the roof of the Building to the condition it was in prior to the commencement of the Roof Work.

                  7. Miscellaneous. (a) All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the respective meanings ascribed to said terms in the Lease.

                  (b) Paragraphs 29(a) and 31 of the Original Lease, are hereby omitted and are of no further force or effect.

                  (c) Tenant agrees to paint the back of the Building to its original color on or before June 30, 2001.

                  (d) Tenant agrees to relocate door "3B" as designated on the Architectural Plans to the side of the Building nearest said door's present location on or before December 31, 2001. Tenant also agrees to restore door "3A" as designated on the Architectural Plans to grade level unless said restoration to grade constitutes a violation of the applicable code. Notwithstanding the foregoing, Tenant may modify the location or grading of door "3A" and "3B" in another manner if approved in advanced and in writing by Landlord a Architect.

                  (e) From and after the date hereof, Landlord shall have responsibility for the roof of the Building and Tenant shall be responsible for repair and maintenance of the roof.

                  (f) Prom and after the date hereof, Landlord shall have no responsibility for landscaping or snow removal for the Demised Premises and Tenant shall be responsible for all landscaping and snow removal and said items shall no longer constitute Operating Costs. All landscaping and snow removal shall be performed by Tenant in a first-class manner commensurate with similar first-class office projects in Northern New Jersey. In the event that Landlord's lender or the municipality shall complain as to the quality of the Landscaping or snow removal, Landlord shall have the right, but not the obligation, to take back the landscaping and/or snow removal duties upon thirty (30) days written notice to Tenant (unless Tenant cures the problem to the satisfaction of the complaining party within said 30 day period.), in which event the landscaping and/or snow removal costs shall again, be charged to Tenant as Operating Costs.

                  (g) Landlord shall indemnify and hold Tenant harmless from and against and claim asserted by a broker for a commission for bringing about this Amendment.

                  (h) Lawrence S. Berger agrees to personally guaranty the return of the Part B Security and the Roof Security in accordance with the terms of paragraph 6 of this Amendment.

                  8. Termination Right. In the event that Landlord shall not have substantially completed Landlord's Work on or before June 30, 2003, Tenant shall have the right to terminate Tenant's obligation to lease the Part B Premises by sending a written termination notice to Landlord no later than July 15, 2003, time being of the essence. In the event Tenant fails to deliver said written notice to Landlord on or before July 15, 2003, Tenant shall be deemed to have waived this termination right. In the event

Tenant timely terminates its obligation to lease the Part B Premises, Landlord shall, within, thirty (30) days of its receipt of Tenant's termination notice return to Tenant the Part B Security and the Phase I Rent.

                  9. Subletting of Part B Premises. Notwithstanding the provisions of paragraph 18(c) of the Lease, so long as Tenant is not in default under the Lease beyond any cure or grace period provided for in the Lease, Tenant shall have the right to sublet all or a portion of the Part B Premises without the consent of Landlord and without Landlord having a recapture right. Any such sublet shall be subject to the conditions set forth in paragraph 18(b) of the Lease.

                  10. No Other Modification. This Amendment is intended to modify and amend only those provisions of the Lease as specified in this Amendment, and, except as specified herein, all of the terms and conditions of the Lease, as previously amended, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                            LANDLORD:


                            WARREN HI-TECH CENTER, L.P.
                            BY: UNITED STATES LAND RESOURCES, L.P.,
                                 General Partner
                                 BY: UNITED STATES REALTY RESOURCES,
                                       INC., General Partner


                                     By:
                                        -------------------------------
                                         LAWRENCE S. BERGER, President



                             TENANT:

                             ANADIGICS, INC.



                             By:
                                ----------------------------------
                                   Name:  BAMI BASTANI
                                   Title: President




As to the litigation to
return the Part B Security
and Roof Security as set
forth in paragraph 7(h)
above





--------------------------
LAWRENCE S. BERGER

                                    EXHIBITS



         Exhibit A. Plans dated April 23, 1999 prepared by Vatche Simonian Designs, Inc, entitled Proposed Building for Warrenville Hi-Tech Center, sheets A-1 through A-6

         Exhibit B: Landlord Work (see attached)

         Exhibit C: Engineering Plans prepared by Integrated Pro Project Services signed and sealed on November 27, 2000 (w legend revision dates of June 14, 2000, June 23, 2000 and July 7, 2000) under file #0046.01 and containing 72 sheets.

         Exhibit D: Architectural Plan dated December 18, 2000 prepared by Vatche Simonian Design, Inc. and entitled Proposed Building Renovation for Anadigics, containing one sheet designated as SK-1.

         Exhibit E: Amended Preliminary / Final Major Site Plan, dated November 2, 1998 and last revised January 6, 2000, prepared by Kinzler & Ritter / Land Planning, containing 12 sheets.

                                    EXHIBIT B

                             LANDLORD'S PART B WORK


         1. Erect steel for two story approximately 6o,ooo square foot building.

         2. Skin new building in material as shown on Exhibit A.

         3. Pour floor slabs.

         4. Stub single water line, gas and electric inside building wall for standard office space.

         5. Construct roof equivalent to existing building.

         Landlord shall perform the work set forth in items 1 through 5 above in compliance with all governmental requirements and by utilizing construction materials of equal or better quality than those used for the construction of the existing Building.

         6. Complete site work as shown on site plan attached hereto as Exhibit E, as weather permits.

         In the event that Landlord has failed to substantially complete said site work by December 31, 2001, (except for top coarse paving, irrigation and landscaping which is to be substantially completed by Landlord by June 30,
2002), Tenant may by written notice to Landlord, notify Landlord that Tenant intends to complete such work. If Landlord shall fail to complete said work within thirty (30) days of the receipt of said notice, weather permitting, Tenant shall have the right to complete said work and Landlord shall no longer be obligated to complete said work, and said work shall no longer be deemed to be Landlord's responsibility, Landlord shall upon receipt of reasonable evidence of the cost of said work, reimburse Tenant for the reasonable cost of such work. In the event that Landlord shall fail to reimburse Tenant reasonable cost of such work within thirty (30) days of the date of receipt of said notice and evidence of Tenant's reasonable costs, Tenant may obtain reimbursement of said costs by deducting said sum from the fixed rent next becoming due under the Lease.

                                    EXHIBIT A
                               (NEW BUILDING PLAN)

                                    EXHIBIT B

                             LANDLORD'S PART B WORK



1.      Erect steel for two story approximately 60,000 square foot building.

2.      Skin new building in material as shown on Exhibit A.

3.      Pour floor slabs.

4. Stub single water line, gas and electric inside building wall for standard office space.

5.      Construct roof equivalent to existing building.

        Landlord shall perform the work set forth in items 1 through 5 above in compliance with all governmental requirements and by utilizing construction materials of equal or better quality than those used for the construction of the existing Building.

6. Complete site work as shown on site plan attached hereto as Exhibit E, as weather permits.

        In the event that Landlord has failed to substantially complete said site work by December 31, 2001, (except for top coarse paving, irrigation and landscaping which is to be substantially completed by Landlord by June 30,
2002), Tenant may by written notice to Landlord, notify Landlord that Tenant intends to complete such work. If Landlord shall fail to complete said work within thirty (30) days of the receipt of said notice, weather permitting, Tenant shall have the right to complete said work and Landlord shall no longer be obligated to complete said work, and said work shall no longer be deemed to be Landlord's responsibility. Landlord shall upon receipt of reasonable evidence of the cost of said work, reimburse Tenant for the reasonable cost of such work. in the event that Landlord shall fail to reimburse Tenant reasonable cost of such work within thirty (30) days of the date of receipt of said notice and evidence of Tenant's reasonable costs, Tenant may obtain reimbursement of said costs by deducting said sum from the fixed rent next becoming due under the Lease.

                                    EXHIBITS


         Exhibit A: Plans dated April 23, 1999 prepared by Vatche Simonian Designs, Inc. entitle Proposed Building for Warrenville Hi-Tech Center, sheets A-i through A-6

         Exhibit B: Landlord Work (see attached)

         Exhibit C: Engineering Plans Prepared by Integrated Pro Project Services signed and sealed on November 27, 2000 (w legend revision dates of June 14, 2000, June 23, 2000 and July 7, 2000) under file #0046.01 and containing 72 sheets.

         Exhibit D: Architectural Plan dated December 18, 2000 prepared by Vatche Simonian Design, Inc. and entitle Proposed Building Renovation for Anadigics, containing one sheet designated as SK-1.

         Exhibit E: Amended Preliminary I Final Major Site Plan, dated November 2, 1998 and last revised January 6, 2000, prepared by Kinzler & Ritter / Land Planning, containing 12 sheets.